Exhibit 99.10



                                                 For further information:
                                   Nancy Morovich, VP, Investor Relations
                                           Phone 504/576-5506, Fax - 2897
                                                      nmorovi@entergy.com




February 1, 2001




                ENTERGY REPORTS RECORD EARNINGS -
            FOR THE FOURTH QUARTER AND FULL YEAR 2000

NEW ORLEANS - Entergy Corporation announced fourth quarter 2000 consolidated earnings per share of $0.19, compared with $0.02 in 1999. On an operational basis, Entergy earned $0.31 per share in the fourth quarter, up almost fourfold compared with $0.08 in 1999. Earnings per share from operations set a fourth quarter record for the company.

For the full year, Entergy earned $2.97 per share in 2000, compared with $2.25 in 1999. On an operational basis, Entergy's 2000 earnings per share were $3.12 in 2000 versus
1999's total of $2.17. Excluding the impact of more favorable weather in 2000 than in 1999, Entergy earned
$2.80, up 35 percent over 1999's total of $2.08.

"With another record-breaking quarter, Entergy is beginning to realize its potential," said J. Wayne Leonard, Entergy's chief executive officer. "The quarter capped off a year in which Entergy exceeded almost everyone's expectations but our own, both operationally and financially. Since our third quarter release, we have made several significant announcements, including:

- Overwhelming shareholder approval for our proposed merger of equals with FPL Group.

- An agreement to acquire the Indian Point 2 nuclear plant from Consolidated Edison.

- Restoration of service following the two worst ice storms in company history, each leaving more than 230,000 customers without power.

- Completing both the Saltend and Damhead Creek projects in the U.K.

- The closure of the Entergy-Koch venture and the start of commercial operations today for our commodity trading partnership, Axia Energy, and our pipeline, which was renamed Gulf South Pipeline.

Clearly, the past few months were eventful, but 2000 was an outstanding start to the new millennium. Other major milestones we achieved in 2000 include a joint venture with The Shaw Group to construct electric power plants, the acquisition of two nuclear plants in New York, and the expansion of our nuclear services business through arrangements with TLG Services and Framatome Technologies. Now, we must maximize the value of the opportunities we have created and continue to create new businesses and new opportunities at an unprecedented pace. 2000 was just the start of what lies ahead."

Table 1 provides a comparative summary of earnings per share for the fourth quarter and year-to-date 2000.

------------------------------------------------------------------------
Table 1:  Entergy Corporation Consolidated Results
Fourth Quarter and Year-to-Date 2000 vs. 1999
(Per share in U.S. $)
------------------------------------------------------------------------

                                 Fourth Quarter       Year-to-Date
                              2000   1999  Change  2000   1999  Change
As Reported
    U.S. Utility              0.20  (0.03)  0.23   2.56   2.08   0.48
    Parent & Other           (0.13) (0.10) (0.03) (0.05) (0.19)  0.14
    Competitive Businesses    0.12   0.15  (0.03)  0.46   0.36   0.10
                             ----------------------------------------
  Consolidated Earnings       0.19   0.02   0.17   2.97   2.25   0.72

Less Special Items
    U.S. Utility                -   (0.18)  0.18  (0.09) (0.18)  0.09
    Parent & Other           (0.12)    -   (0.12) (0.12)    -   (0.12)
    Competitive Businesses      -    0.12  (0.12)  0.06   0.26  (0.20)
                             ----------------------------------------
  Total                      (0.12) (0.06) (0.06) (0.15)  0.08  (0.23)

Operational
    U.S. Utility              0.20   0.15   0.05   2.65   2.26   0.39
    Parent & Other           (0.01) (0.10)  0.09   0.07  (0.19)  0.26
    Competitive Businesses    0.12   0.03   0.09   0.40   0.10   0.30
                             ----------------------------------------
  Consolidated Earnings       0.31   0.08   0.23   3.12   2.17   0.95

Weather Impact                0.14  (0.01)  0.15   0.32   0.09   0.23

Consolidated Operational
Earnings Excluding Weather    0.17   0.09   0.08   2.80   2.08   0.72
------------------------------------------------------------------------

Quarterly Overview

Fourth quarter 2000 consolidated revenues were 50 percent higher than the same period in 1999, driven by large increases at both the utility and the competitive businesses. Utility electric revenues were up 30 percent primarily due to higher sales volume and fuel clause revenues. Revenues at the competitive businesses were 134 percent higher, largely as a result of operations at the newly acquired Indian Point 3 and FitzPatrick nuclear plants as well as higher trading volumes.

On a consolidated basis, fourth quarter fuel expenses were 47 percent higher in the fourth quarter of 2000. Primarily resulting from higher gas prices, the increased fuel expenses offset higher fuel clause revenues as fuel costs are a direct pass-through to customers. Purchased power was also up significantly in the fourth quarter, 151 percent higher in 2000 than in 1999. Purchased power expense rose at both the utility and competitive businesses, driven by higher gas prices and lower generation at the utility and increased trading volumes at Entergy Wholesale Operations.

In the fourth quarter of 2000, other O&M increased 12 percent compared with fourth quarter 1999, largely as a result of operations at the newly acquired New York nuclear plants. Depreciation and amortization were 14 percent higher in 2000, primarily due to an increase in depreciable plant at the utility. Quarterly operating income rose 167 percent on a consolidated basis in 2000.

Other income on a consolidated basis declined 101 percent in the fourth quarter of 2000. The decline was largely accounted for by an adjustment in the carrying values of certain Latin American investments in 2000 and reserves related to the sale of London Electricity that were released in 1999. Total interest was little changed between the two years. The effective tax rate was 43 percent in fourth quarter 2000, down from 47 percent in 1999.

Tables 2 and 3 provide fourth quarter and year-to-date 2000 vs. 1999 reported earnings variance analyses for "U.S.
Utility and Parent & Other," "Competitive Businesses," and
"Consolidated."

------------------------------------------------------------------------
Table 2: Entergy Corporation As Reported Earnings Variance Analysis Fourth Quarter 2000 vs. 1999
------------------------------------------------------------------------
(Per share in U.S. $)        U.S. Utility and  Competitive
                              Parent & Other   Businesses  Consolidated
1999 earnings                       (0.13)       0.15        0.02
Net Revenue                          0.42  (a)   0.22  (b)   0.64
Preferred dividend requirements      0.02          -         0.02
Share repurchase / dilution effect   0.01          -         0.01
Nuclear refueling outage             0.01          -         0.01
Income taxes - other                 0.03  (c)  (0.03) (c)     -
Interest and other charges          (0.01)         -        (0.01)
Taxes other than income taxes       (0.04) (d)  (0.02)      (0.06)
Depreciation/amortization           (0.05) (e)  (0.01)      (0.06)
Miscellaneous - net                  0.01       (0.10) (f)  (0.09)
Gain (loss) on sale of assets-net   (0.12) (g)  (0.02)      (0.14)
Other O&M                           (0.08) (h)  (0.07) (i)  (0.15)
                                    -----       -----       -----
2000 earnings                        0.07        0.12        0.19
                                    -----       -----       -----
------------------------------------------------------------------------

------------------------------------------------------------------------
Table 3: Entergy Corporation As Reported Earnings Variance Analysis Year-to-Date 2000 vs. 1999
------------------------------------------------------------------------
(Per share in U.S. $)          U.S. Utility and  Competitive
                                 Parent & Other  Businesses Consolidated
1999 earnings                         1.89         0.36        2.25
Net Revenue                           0.81  (a)    0.58  (b)   1.39
Share repurchase / dilution effect    0.17         0.03        0.20
Miscellaneous - net                   0.07         0.02        0.09
Preferred dividend requirements       0.04           -         0.04
Decommissioning                       0.02           -         0.02
Nuclear refueling outage              0.01           -         0.01
Interest and other charges            0.03        (0.03)         -
Taxes other than income taxes        (0.06) (d)   (0.02)      (0.08)
Depreciation/amortization            (0.12) (e)      -        (0.12)
Income taxes - other                  0.05  (c)   (0.17) (c)  (0.12)
Gain (loss) on sale of assets-net    (0.12) (g)   (0.09) (g)  (0.21)
Other O&M                            (0.28) (h)   (0.22) (i)  (0.50)
                                     -----        -----       -----
2000 earnings                         2.51         0.46        2.97
                                     -----        -----       -----
------------------------------------------------------------------------
______________________
(a) In the fourth quarter of 2000, net revenue increased primarily as a result of colder than normal weather, special items recorded in fourth quarter 1999, and a lower TCA accrual by Entergy Arkansas due to the 2000 ice storms. For the full year 2000, net revenue increased primarily as a result of favorable weather, strong sales growth, and special items recorded in 1999.

       Utility Net Revenue Variance Analysis, 2000 vs. 1999  ($ EPS)
               Fourth Quarter                     Year-to-Date
     Weather                   0.15     Weather                 0.23
     Sales growth/pricing     (0.01)    Sales growth/pricing    0.23
     TCA                       0.08     TCA                     0.03
     Special items & other     0.20     Special items & other   0.32
     Total                     0.42     Total                   0.81

(b) In the fourth quarter of 2000, net revenue increased as a result of operations at Indian Point 3 and FitzPatrick (acquired 11/21/00) and favorable trading operations at Entergy Wholesale Operations. For the full year 2000, net revenue increased primarily as a result of a full year of Pilgrim operations, operations at the two NY nuclear plants and favorable trading operations at EWO.

(c) Income statement line items are tax-affected at the statutory rate. Differences between the statutory and effective rates are reflected in "Income taxes - other." The year-to-date variance at the competitive businesses primarily results from foreign tax credits taken in 1999.

(d) Other taxes increased in 2000 primarily as the result of adjustments and reserves due to state tax audits and local assessments.

(e) Depreciation increased in 4Q 2000 due to higher depreciable utility plant. Full year variance includes a $0.04 adjustment recorded as a special item in 3Q 1999.

(f) Miscellaneous-net decreased primarily as the result of a 1999 special item of $0.10 related to the release of reserves for the 1998 sale of London Electricity.

(g) Gain (loss) on sale of assets decreased in the 4Q 2000 as a result of an adjustment in the carrying values of certain Latin American projects resulting from an annual accounting review of non-core assets. For full year 2000, the gain also decreased due to 1999 gains on the sale of Edesur, Hyperion, Security, and a CitiPower purchase adjustment, partially offset by a 2000 gain on the sale of the Freestone project.

(h) Other O&M increased primarily as the result of storm damage reserves at Entergy Arkansas, increased reliability spending, and increased plant-related expenses.

(i) Other O&M increased in 4Q 2000 primarily as the result of including operations at the two NY plants. 2000 variance also includes a full year of Pilgrim operations.

U.S. Utility

In the fourth quarter of 2000, as reported utility earnings were $0.20 per share, compared with a loss of $(0.03) in the same period in 1999. With no special items included in the fourth quarter of 2000, operational earnings per share were also $0.20, 33 percent higher than the $0.15 reported in 1999. Weather was colder in 2000, contributing $0.14 per share to fourth quarter results compared with $(0.01) in 1999. Fourth quarter 2000 earnings also benefited from the reduced number of shares outstanding due to the share repurchase program. Partially offsetting these factors were tax and depreciation adjustments, as well as current period increases in O&M spending, primarily resulting from an increase in Entergy Arkansas' storm damage reserves and increased reliability spending across the system.

For the full year, the utility earned $2.65 per share on an operational basis in 2000, compared with $2.26 in 1999. The increase in 2000 was primarily due to more favorable weather, the share repurchase impact, and sales growth.

Parent & Other

Parent & Other earnings per share were $(0.13) on an as reported basis in fourth quarter 2000, compared with a loss of $(0.10) in fourth quarter 1999. Fourth quarter 2000 included a $(0.12) adjustment to the carrying value of certain Latin American investments resulting from an annual accounting review of non-core assets. Excluding this reserve, which was identified as a special item (see Table
6), operational earnings were $(0.01) in fourth quarter 2000. Results for the 2000 period benefited from lower O&M expenses at the parent, reclassifying of the Gulf States merger goodwill amortization from the parent to the utility, and telecommunications earnings. For the full year, Parent & Other had operational earnings of $0.07 in 2000, compared with a loss of $(0.19) in 1999.

Competitive Businesses

Table 4 provides a 2000 vs. 1999 comparison of contributions by business for the fourth quarter and year-to-date, on both as reported and operational bases.

------------------------------------------------------------------------
Table 4: Competitive Businesses Contributions to Earnings Per Share Fourth Quarter and Year-to-Date 2000 vs. 1999
------------------------------------------------------------------------
(Per share in U.S. $)            Fourth Quarter       Year-to-Date
                              2000  1999 $ Change 2000  1999  $ Change
As Reported
Entergy Wholesale Operations  0.03 (0.02)  0.05   0.24   0.04    0.20
Entergy Nuclear               0.09  0.03   0.06   0.22   0.06    0.16
Divested Businesses            -    0.14  (0.14)  0.00   0.26   (0.26)
                              ---------------------------------------
   Total                      0.12  0.15  (0.03)  0.46   0.36    0.10

Less Special Items
Entergy Wholesale Operations   -     -      -     0.06  (0.01)   0.07
Entergy Nuclear                -     -      -       -     -       -
Divested Businesses            -    0.12  (0.12)    -    0.27   (0.27)
                              ---------------------------------------
   Total                       -    0.12  (0.12)  0.06   0.26   (0.20)

Operational
Entergy Wholesale Operations  0.03 (0.02)  0.05   0.18   0.05    0.13
Entergy Nuclear               0.09  0.03   0.06   0.22   0.06    0.16
Divested Businesses            -    0.02  (0.02)    -   (0.01)   0.01
                              ---------------------------------------
   Total                      0.12  0.03   0.09   0.40   0.10    0.30
------------------------------------------------------------------------

On an as reported basis, the competitive businesses earned $0.12 per share in the fourth quarter of 2000, compared with $0.15 in the same period in 1999. Excluding $0.12 in 1999 special items (see Table 6), operational earnings for the fourth quarter of 2000 were four times higher than in 1999, $0.12 vs. $0.03. For full year 2000, the competitive businesses contributed $0.40 per share on an operational basis, four times the $0.10 total in 1999.
On both an as reported and operational basis, Entergy Wholesale Operations reported earnings of $0.03 per share in the fourth quarter of 2000, compared with a loss of $(0.02) in the same period in 1999. In the 2000 period, EWO benefited from strong trading earnings, partially offset by a slight loss at the Saltend power plant in the U.K. due to unusually low electricity prices. For the full year, EWO earned $0.18 per share on an operational basis in 2000, well above 1999's total of $0.05. The increase in 2000 was attributed to improved trading operations and liquidated damages from the delayed construction of the Saltend project.

Entergy Nuclear had earnings of $0.09 in the fourth quarter of 2000, tripling the $0.03 earned in fourth quarter 1999.
During the quarter, the newly acquired Indian Point 3 and FitzPatrick nuclear plants made stronger than expected contributions due to a smooth transition to Entergy ownership. For the full year 2000, EN earned $0.22 per share, compared with $0.06 in 1999, benefiting from a full year of Pilgrim ownership and the November addition of the two New York plants.


Share Repurchase Program

During the fourth quarter of 2000, 1.5 million shares were repurchased at a total cost of $53.8 million. From the initiation of the share repurchase program in July 1999 through December 31, 2000, $779 million was utilized to purchase 28.9 million shares. Of the total $1.06 billion amount authorized for repurchasing shares, $284 million remains. The repurchase program is expected to be completed by the time of the merger's financial close.


Earnings Review and Outlook

"With another record-setting quarter, 2000 was a year of consistently strong performance across our businesses," said
C. John Wilder, Entergy's chief financial officer. "2000's record results give us great confidence that 2001 will be another outstanding year for Entergy. Accordingly, we are raising our earnings guidance for 2001 to a range of $3.00 to $3.20 per share. This range is consistent with our financial commitment to deliver average annual earnings growth of 8 to 10 percent excluding the impact of weather."

Table 5 provides Entergy's projection of 2001 operational earnings per share.

-----------------------------------------------------------------------------------------------------
Table 5: 2001 Earnings Per Share Guidance
-----------------------------------------------------------------------------------------------------
(Per share in U.S. $)
                    2000 Operational    Changes in 2001                                  2001 Guidance
                                                                                             Range
                                                                          Range of Impact
Utility (excluding weather)      Share repurchase & other                   0.03   0.06
                                 Suspension of goodwill amortization(j)     0.00   0.04
                                                                           ------------
                            2.33         Total                              0.03   0.10   2.36   2.43

Entergy Nuclear                  Pilgrim outage & lower PPA price          (0.09) (0.08)
                                 Indian Point 3 & FitzPatrick operations    0.13   0.14
                                 Indian Point 2                             0.09   0.10
                                                                           ------------
                            0.22         Total                              0.13   0.16   0.35   0.38

Entergy Wholesale Operations     No liquidated damages                     (0.17) (0.17)
                                 North American and European projects       0.28   0.32
                                                                           ------------
                           (0.01)        Total                              0.11   0.15   0.10   0.14

Entergy-Koch                     Axia Energy & Gulf South Pipeline          0.06   0.11
                                                                           ------------
                            0.19         Total                              0.06   0.11   0.25   0.30

Parent & Other                   Lower investment income/higher
                                   interest expense                        (0.13) (0.12)
                                                                           ------------
                            0.07         Total                             (0.13) (0.12) (0.06) (0.05)

                            -------------------------------------------------------------------------
Total                       2.80                                            0.20   0.40   3.00   3.20

Weather Impact              0.32                                                            -      -
Total incl. weather         3.12                                                          3.00   3.20
-----------------------------------------------------------------------------------------------------

_____________________
(j) Contingent on FASB pronouncement, expected in June 2001.

Table 6 lists special items by business for the fourth quarter and year-to-date for 2000 and 1999. Special items are those events that are non-routine, are related to prior periods, or result from discontinued operations. The intent is to identify separately the earnings impact of special events in order to report solely the results of the company's ongoing operations.

--------------------------------------------------------------------------------------------------
Table 6: Entergy Corporation Special Items (Shown as positive/(negative)
impact on earnings
Fourth Quarter and Year-to-Date 2000 vs. 1999
--------------------------------------------------------------------------------------------------
(Per share in U.S. $)
                                                         Fourth Quarter          Year-to-Date
                                                     2000    1999   Change   2000    1999   Change
U.S. Utility Special Items
   Change in unbilled revenue estimate                                               0.13   (0.13)
   Depreciation adjustment                                                           0.04   (0.04)
   SERI refund adjustments                                                          (0.08)   0.08
   Regulatory and reserve adjustments(k)                    (0.18)   0.18   (0.09)  (0.27)   0.18
                                                    ---------------------------------------------
Total                                                       (0.18)   0.18   (0.09)  (0.18)   0.09

Parent & Other Special Items
   Write-down of EWO's Latin American assets        (0.12)          (0.12)  (0.12)          (0.12)

Competitive Businesses Special Items
   EPG Freestone Project Sale                                                0.06            0.06
   Divested Businesses - London reserve adjustments          0.10   (0.10)           0.10   (0.10)
   Divested Businesses - Security sale true-up               0.02   (0.02)           0.02   (0.02)
   Divested Businesses - Foreign tax benefits                                        0.10   (0.10)
   Divested Businesses - Gain on sale of Hyperion                                    0.03   (0.03)
   Divested Businesses - CitiPower purchase price
     adjustment                                                                      0.02   (0.02)
   EPG - write-off of start up costs per new acctg.
     standard(l)                                                                    (0.01)   0.01
                                                    ---------------------------------------------
Total                                                        0.12   (0.12)   0.06    0.26   (0.20)
                                                    =============================================
Total Special Items                                 (0.12)  (0.06)  (0.06)  (0.15)   0.08   (0.23)

--------------------------------------------------------------------------------------------------
</TABLE

Other Performance Highlights

Operating cash flows increased 78 percent in the fourth quarter of 2000 as compared with the same period in 1999 and rose 51 percent on a full-year basis in 2000. The increase resulted from improved operations across the company, the timing of fuel recovery activities, and the treatment of deferred fuel balances at certain jurisdictions as regulatory investments. The cash flow improvements were amplified on a per share basis with fewer shares in 2000 as a result of the share repurchase program.

In the twelve months ending December 31, 2000, cash return on average investment improved by 7 percent over 1999 to
7.12 percent. EBITDA increased by 12 percent in 2000, while the average investment only rose by 4 percent. Return on average common equity rose even more dramatically in 2000, up 36 percent to 10.13 percent. Operational earnings were 35 percent higher in the last four quarters, while average common equity decreased by 1 percent. This decline was due to higher retained earnings from strong net income growth being more than offset by the share repurchase program's equity-lowering effect. With 8 percent fewer shares in 2000, the $31.89 book value per share was 7 percent higher for the period ending December 31, 2000 than for the earlier period.


-----------------------
(k) Regulatory and reserve adjustments were made in the
    first and third quarters of 2000 for potential rate actions, rate refunds, and ongoing litigation.

(l) The new accounting standard is AICPA Statement of Position 98-5, "Recording the Costs of Start-Up Operations."



Table 7 provides a comparative summary of key financial performance metrics for the fourth quarter and year-to-date
2000 vs. 1999.

----------------------------------------------------------------------------
Table 7:  Entergy Corporation Key Financial Performance Metrics
Fourth Quarter and Year-to-Date 2000 vs. 1999
----------------------------------------------------------------------------
(In U.S. $)

                                     Fourth Quarter         Year-to-Date
                                  2000   1999  Change   2000    1999  Change
                                 -----  -----  ------ ------  ------  ------
Operating cash flow ($ millions)  $530   $298   $232  $1,968  $1,307   $661
Operating cash flow per share    $2.37  $1.24  $1.13   $8.61   $5.33  $3.28

For 12 months ending December 31              2000      1999    Change
                                             -------  -------  -------
Cash return on average investment(m)           7.12%    6.64%   0.48%
Return on average common equity(n)            10.13%    7.45%   2.68%
Book value per share(o)                      $31.89   $29.78   $2.11
End of period shares outstanding (millions)  219.6    239.0   (19.4)

----------------------------------------------------------------------------

                                30

Entergy's common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol "ETR".

Entergy Corporation's on-line address is http://www.entergy.com

****************************************************************************
The following constitutes a "Safe Harbor" statement under
the Private Securities Litigation Reform Act of 1995:
Investors are cautioned that forward-looking statements
contained in the foregoing release with respect to the
revenues, earnings, performance, strategies, prospects and
other aspects of the business of Entergy Corporation may
involve risks and uncertainties.  A number of factors could
cause actual results or outcomes to differ materially from
those indicated by such forward-looking statements.  These
factors include, but are not limited to, risks and
uncertainties relating to: the effects of weather, the
performance of generating units and transmission systems,
the possession of nuclear materials, fuel prices and
availability, the effects of regulatory decisions and
changes in law, litigation, capital spending requirements,
the onset of competition, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, movements in the markets for electricity
and other energy-related commodities, changes in interest
rates and in financial and foreign currency markets
generally, changes in corporate strategies, and other
factors.



____________________
(m) "Cash return on average investment" is 12-months rolling
    EBITDA divided by average total assets plus accumulated
    depreciation less current liabilities.  This metric is a
    measure of Entergy's ability to generate cash relative to
    its gross investments.

(n) "Return on average common equity" is 12-months rolling net income divided by average common equity - net income excludes all special items. This metric is a measure of Entergy's ability to generate profits from equity received from common shareholders.

(o) "Book value per share" is common equity divided by end of period shares outstanding. This metric is a measure of the book value of Entergy's net assets per share.



Entergy Corporation

Consolidating Balance Sheet
December 31, 2000
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   Company   Businesses
                   ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                    $ 46,511   $    151   $ 110,887     $       -    $ 157,550
    Temporary cash investments - at cost,
    which approximates market                                307,589     26,782     305,667             -      640,038
    Special deposits                                               -          -     584,836             -      584,836
                                                         ----------- ----------  ----------   -----------  -----------
      Total cash and cash equivalents                        354,100     26,933   1,001,390             -    1,382,424
                                                         ----------- ----------  ----------   -----------  -----------
Other temporary investments                                        -          -           -             -            -
Notes receivable                                               1,544          -       2,064             -        3,608
Accounts receivable:
   Customer                                                  447,036          -      50,785             -      497,821
   Allowance for doubtful accounts                            (7,383)         -      (2,564)            -       (9,947)
   Associated companies                                       21,587    117,019      12,862      (151,469)           -
   Other                                                     100,612     (2,064)    296,969             -      395,518
   Accrued unbilled revenues                                 415,409          -           -             -      415,409
                                                         ----------- ----------  ----------   -----------  -----------
     Total receivables                                       977,261    114,955     358,052      (151,469)   1,298,801
Deferred fuel costs                                          568,331          -           -             -      568,331
Fuel inventory - at average cost                              91,859          -       1,802            18       93,679
Materials and supplies - at average cost                     338,494        (13)     86,877             -      425,357
Rate deferrals                                                16,581          -           -             -       16,581
Deferred nuclear refueling outage costs                       46,544          -           -             -       46,544
Prepayments and other                                         54,323      2,011      66,355             -      122,690
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,449,037    143,886   1,516,540      (151,451)   3,958,015
                                                         ----------- ----------  ----------   -----------  -----------

              OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity                   214  6,900,979           -    (6,900,980)         214
Decommissioning trust funds                                  867,242          -     448,615             -    1,315,857
Non-utility property - at cost (less accumulated
  depreciation)                                              224,443          -     109,827             -      334,270
Non-regulated investments                                          -      1,000     330,604             -      331,604
Other - at cost (less accumulated depreciation)               17,859          -       4,439             -       22,298
                                                         ----------- ----------  ----------   -----------  -----------
                   TOTAL                                   1,109,759  6,901,979     893,485    (6,900,980)   2,004,243
                                                         ----------- ----------  ----------   -----------  -----------

UTILITY PLANT

Electric                                                  24,020,884      4,340     481,307             -   24,506,531
Plant acquisition adjustment                                 390,364          -         300             -      390,664
Property under capital lease                                 769,370          -           -             -      769,370
Natural gas                                                  190,989          -           -             -      190,989
Construction work in progress                                447,562      1,048   1,119,206             -    1,567,816
Nuclear fuel under capital lease                             277,673          -           -             -      277,673
Nuclear fuel                                                  38,848          -     118,755             -      157,603
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL UTILITY PLANT                                       26,135,692      5,388   1,719,567             -   27,860,646
Less - accumulated depreciation and amortization          11,272,527      3,110      88,384             -   11,364,021
                                                         ----------- ----------  ----------   -----------  -----------
UTILITY PLANT - NET                                       14,863,165      2,278   1,631,183             -   16,496,625
                                                         ----------- ----------  ----------   -----------  -----------

            DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                                 -          -           -             -            -
    SFAS 109 regulatory asset - net                          980,266          -           -             -      980,266
    Unamortized loss on reacquired debt                      183,627          -           -             -      183,627
    Deferred fuel costs                                       95,661          -           -             -       95,661
    Other regulatory assets                                  792,515          -           -             -      792,515
  Long-term receivables                                       29,586          -         (11)            -       29,575
  Other                                                      177,147    414,290     835,309      (402,046)   1,024,700
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,258,803    414,290     835,298      (402,046)   3,106,344
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL ASSETS                                             $20,680,764 $7,462,434  $4,876,505   $(7,454,476) $25,565,227
                                                         =========== ==========  ==========   ===========  ===========
*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2000
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   Company    Businesses

        LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                          $ 309,738  $       -    $ 62,677      $      -   $  372,415
Notes payable:
  Associated companies                                             -          -           -             -            -
  Other                                                          715    387,000         308             -      388,023
Account payable:
  Associated companies                                         8,178      2,206      38,191       (48,575)           -
  Other                                                      877,052      3,965     323,211             -    1,204,227
Customer deposits                                            172,169          -           -             -      172,169
Taxes accrued                                                310,395     13,123     128,293             -      451,811
Accumulated deferred income taxes                            225,629          -          20             -      225,649
Nuclear refueling outage costs                                10,209          -           -             -       10,209
Interest accrued                                             169,924        781       1,328             -      172,033
Co-owner advances                                                  -          -           -             -            -
Obligations under capital leases                             156,907          -           -             -      156,907
Other                                                        176,505      7,687      25,937       (17,222)     192,908
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,417,420    414,762     579,965       (65,797)   3,346,351
                                                         ----------- ----------  ----------   -----------  -----------

      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                          3,336,353    (21,280)    (65,990)            -    3,249,083
Accumulated deferred investment tax credits                  494,315          -           -             -      494,315
Obligations under capital leases                             201,858          -          15             -      201,873
FERC settlement - refund obligation                           30,745          -           -             -       30,745
Other regulatory liabilities                                 218,172          -           -             -      218,172
Decommisioning                                               295,801          -     453,907             -      749,708
Transition to competition                                    191,934          -           -             -      191,934
Regulatory reserves                                          396,789          -           -             -      396,789
Accumulated provisions                                       287,797         (4)    102,324             -      390,116
Other                                                        719,070     64,256     471,839      (402,027)     853,137
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      6,172,834     42,972     962,095      (402,027)   6,775,872
                                                         ----------- ----------  ----------   -----------  -----------

Long-term debt                                             6,039,638          -   1,869,925      (85,669)    7,823,893
Preferred stock with sinking fund                             65,758          -           -             -       65,758
Preference stock                                                   -          -           -             -            -
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures           215,000          -           -             -      215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                         334,688          -           -             -      334,688
  Common stock                                             2,225,870      2,481     675,081    (2,900,950)       2,481
       Authorized shares    500,000,000
       Issued shares CY     248,094,614
  Paid-in capital                                          1,779,381  4,660,483   1,229,066    (3,008,447)   4,660,483
  Retained earnings                                        1,430,175  3,190,639    (358,594)   (1,071,583)   3,190,639
  Accumulated other comprehensive income:
    Cumulative foreign currency translation adjustment             -    (73,998)    (73,998)       73,998      (73,998)
    Net unrealized investment gains (losses)                       -          -      (1,035)            -       (1,035)
  Less - treasury stock, at cost                                   -    774,904       6,000        (6,000)     774,905
       Shares CY             28,490,031

                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      5,770,114  7,004,700   1,464,520    (6,900,982)   7,338,353
                                                         ----------- ----------  ----------   -----------  -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $20,680,764 $7,462,434  $4,876,505   $(7,454,476) $25,565,227
                                                         =========== ==========  ==========   ===========  ===========

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 1999
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   Company   Businesses
                   ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                    $ 35,970   $     14   $  72,214     $       -    $ 108,198
    Temporary cash investments - at cost,
    which approximates market                                101,199     16,479     987,843             -    1,105,521
    Special deposits                                               -          -           -             -            -
                                                         ----------- ----------  ----------   -----------  -----------
      Total cash and cash equivalents                        137,169     16,493   1,060,057             -    1,213,719
                                                         ----------- ----------  ----------   -----------  -----------
Other temporary investments                                        -          -     321,351             -      321,351
Notes receivable                                                  97          -       2,064             -        2,161
Accounts receivable:
   Customer                                                  290,240          -          91             -      290,331
   Allowance for doubtful accounts                            (6,943)         -      (2,564)            -       (9,507)
   Associated companies                                       16,293    177,501        (319)     (193,476)           -
   Other                                                      61,231        (51)    152,759             -      213,939
   Accrued unbilled revenues                                 298,616          -           -             -      298,616
                                                         ----------- ----------  ----------   -----------  -----------
     Total receivables                                       659,438    177,450     149,967      (193,476)     793,379
Deferred fuel costs                                          240,661          -           -             -      240,661
Fuel inventory - at average cost                              66,174          -       7,424          (366)      73,231
Materials and supplies - at average cost                     370,681        (18)     21,741             -      392,403
Rate deferrals                                                30,394          -           -             -       30,394
Deferred nuclear refueling outage costs                       58,119          -           -             -       58,119
Prepayments and other                                         52,836      2,100      23,628             -       78,567
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      1,615,570    196,025   1,586,232      (193,841)   3,203,985
                                                         ----------- ----------  ----------   -----------  -----------

              OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity                   214  6,707,894           -    (6,707,894)         214
Decommissioning trust funds                                  815,014          -     431,009             -    1,246,023
Non-utility property - at cost (less accumulated
  depreciation)                                              217,622          -      99,544             -      317,165
Non-regulated investments                                          -          -     198,003             -      198,003
Other - at cost (less accumulated depreciation)               16,714          -           -             -       16,714
                                                         ----------- ----------  ----------   -----------  -----------
                   TOTAL                                   1,049,563  6,707,894     728,556    (6,707,894)   1,778,119
                                                         ----------- ----------  ----------   -----------  -----------

UTILITY PLANT

Electric                                                  23,003,335      4,340     155,486             -   23,163,161
Plant acquisition adjustment                                       -    406,630         300             -      406,929
Property under capital lease                                 768,500          -           -             -      768,500
Natural gas                                                  186,041          -           -             -      186,041
Steam products                                                     -          -           -             -            -
Construction work in progress                                708,431        688     791,498             -    1,500,617
Nuclear fuel under capital lease                             286,476          -           -             -      286,476
Nuclear fuel                                                  39,506          -      48,186             -       87,693
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL UTILITY PLANT                                       24,992,289    411,658     995,470             -   26,399,417
Less - accumulated depreciation and amortization          10,813,031      2,242      83,387             -   10,898,661
                                                         ----------- ----------  ----------   -----------  -----------
UTILITY PLANT - NET                                       14,179,258    409,415     912,083             -   15,500,756
                                                         ----------- ----------  ----------   -----------  -----------

            DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                            16,581          -           -             -       16,581
    SFAS 109 regulatory asset - net                        1,068,006          -           -             -    1,068,006
    Unamortized loss on reacquired debt                      198,631          -           -             -      198,631
    Deferred fuel costs                                            -          -           -             -            -
    Other regulatory assets                                  637,870          -           -             -      637,870
  Long-term receivables                                       32,260          -           -             -       32,260
  Other                                                      143,863     47,574     342,294             -      533,732
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,097,211     47,574     342,294             -    2,487,080
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL ASSETS                                             $18,941,603 $7,360,908  $3,569,164   $(6,901,735) $22,969,940
                                                         =========== ==========  ==========   ===========  ===========
*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 1999
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   Company    Businesses

        LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                          $ 194,555  $       -   $       -     $       -  $   194,555
Notes payable:
  Associated companies                                             -          -           -             -            -
  Other                                                          716    120,000           -             -      120,715
Account payable:
  Associated companies                                         1,604      2,165      21,807       (25,577)           -
  Other                                                      468,278     17,786     221,614             -      707,678
Customer deposits                                            161,909          -           -             -      161,909
Taxes accrued                                                270,644      9,142     165,891             -      445,677
Accumulated deferred income taxes                             72,640          -           -             -       72,640
Nuclear refueling outage costs                                11,216          -           -             -       11,216
Interest accrued                                             126,177        148       2,702             -      129,028
Co-owner advances                                                  -          -           -             -            -
Obligations under capital leases                             178,247          -           -             -      178,247
Other                                                        213,583      6,251      24,054      (118,139)     125,749
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      1,699,570    155,493     436,067      (143,716)   2,147,414
                                                         ----------- ----------  ----------   -----------  -----------

      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                          3,443,734    (16,165)   (117,229)            -    3,310,340
Accumulated deferred investment tax credits                  519,910          -           -             -      519,910
Obligations under capital leases                             205,464          -           -             -      205,464
FERC settlement - refund obligation                           37,337          -           -             -       37,337
Other regulatory liabilities                                 199,139          -           -             -      199,139
Decommisioning                                               268,697          -     434,756             -      703,453
Transition to competition                                    157,034          -           -             -      157,034
Regulatory reserves                                          378,307          -           -             -      378,307
Accumulated provisions                                       222,008     57,938        (522)            -      279,425
Other                                                        250,338     39,216     237,840          (366)     527,027
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      5,681,969     80,989     554,845          (366)   6,317,436
                                                         ----------- ----------  ----------   -----------  -----------

Long-term debt                                             5,623,974          -   1,038,370      (49,760)    6,612,583
Preferred stock with sinking fund                             69,650          -           -             -       69,650
Preference stock                                             150,000          -           -             -      150,000
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures           215,000          -           -             -      215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                         338,455          -           -             -      338,455
  Common stock                                             2,225,870      2,471     659,561    (2,885,431)       2,471
       Authorized shares    500,000,000
       Issued shares CY     247,082,345
  Paid-in capital                                          1,779,316  4,636,163     835,400    (2,614,718)   4,636,163
  Retained earnings                                        1,157,800  2,786,467     124,726    (1,282,527)   2,786,467
  Accumulated other comprehensive income:
    Cumulative foreign currency translation adjustment             -    (68,782)    (68,782)       68,782      (68,782)
    Net unrealized investment gains (losses)                       -          -      (5,023)            -       (5,023)
  Less - treasury stock, at cost                                   -    231,894       6,000        (6,000)     231,894
       Shares CY              8,045,434

                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      5,501,441  7,124,426   1,539,883    (6,707,893)   7,457,857
                                                         ----------- ----------  ----------   -----------  -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $18,941,603 $7,360,908  $3,569,164   $(6,901,735) $22,969,940
                                                         =========== ==========  ==========   ===========  ===========

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
December 31, 2000 vs December 31, 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   Company   Businesses
                   ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                    $ 10,541   $    137   $  38,673     $       -    $  49,352
    Temporary cash investments - at cost,
    which approximates market                                206,390     10,303    (682,176)            -     (465,483)
    Special deposits                                               -          -     584 836             -      584,836
                                                         ----------- ----------  ----------   -----------  -----------
      Total cash and cash equivalents                        216,931     10,440     (58,667)            -      168,705
                                                         ----------- ----------  ----------   -----------  -----------
Other temporary investments                                        -          -    (321,351)            -     (321,351)
Notes receivable                                               1,447          -           -             -        1,447
Accounts receivable:
   Customer                                                  156,796          -      50,694             -      207,490
   Allowance for doubtful accounts                              (440)         -           -             -         (440)
   Associated companies                                        5,294    (60,482)     13,181        42,007            -
   Other                                                      39,381     (2,013)    144,210             -      181,579
   Accrued unbilled revenues                                 116,793          -           -             -      116,793
                                                         ----------- ----------  ----------   -----------  -----------
     Total receivables                                       317,823    (62,495)    208,085        42,007      505,422
Deferred fuel costs                                          327,670          -           -             -      327,670
Fuel inventory - at average cost                              25,685          -      (5,622)          384       20,448
Materials and supplies - at average cost                     (32,187)         6      65,136             -       32,954
Rate deferrals                                               (13,813)         -           -             -      (13,813)
Deferred nuclear refueling outage costs                      (11,575)         -           -             -      (11,575)
Prepayments and other                                          1,487        (89)     42,727             -       44,123
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                        833,467    (52,139)    (69,692)       42,390      754,029
                                                         ----------- ----------  ----------   -----------  -----------

              OTHER PROPERTY AND INVESTMENTS

Investment in subsidiary companies - at equity                     -    193,085           -      (193,086)           -
Decommissioning trust funds                                   52,228          -      17,606             -       69,834
Non-utility property - at cost (less accumulated
  depreciation)                                                6,821          -      10,283             -       17,105
Non-regulated investments                                          -      1,000     132,601             -      133,601
Other - at cost (less accumulated depreciation)                1,145          -       4,439             -        5,584
                                                         ----------- ----------  ----------   -----------  -----------
                   TOTAL                                      60,195    194,085     164,929      (193,086)     226,124
                                                         ----------- ----------  ----------   -----------  -----------

UTILITY PLANT

Electric                                                   1,017,549          -     325,821             -    1,343,370
Plant acquisition adjustment                                 390,364   (406,630)          -             -      (16,265)
Property under capital lease                                     871          -           -             -          870
Natural gas                                                    4,948          -           -             -        4,948
Steam products                                                     -          -           -             -            -
Construction work in progress                               (260,868)       360     327,708             -       67,199
Nuclear fuel under capital lease                              (8,803)         -           -             -       (8,803)
Nuclear fuel                                                    (658)         -      70,569             -       69,910
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL UTILITY PLANT                                        1,143,402   (406,270)    724,097             -    1,461,229
Less - accumulated depreciation and amortization             459,496        868       4,997             -      465,360
                                                         ----------- ----------  ----------   -----------  -----------
UTILITY PLANT - NET                                          683,907   (407,137)    719,100             -      995,869
                                                         ----------- ----------  ----------   -----------  -----------

            DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    Rate deferrals                                           (16,581)         -           -             -      (16,581)
    SFAS 109 regulatory asset - net                          (87,739)         -           -             -      (87,740)
    Unamortized loss on reacquired debt                      (15,004)         -           -             -      (15,004)
    Deferred fuel costs                                       95,661          -           -             -       95,661
    Other regulatory assets                                  154,645          -           -             -      154,645
  Long-term receivables                                       (2,674)         -         (11)            -       (2,685)
  Other                                                       33,284    366,716     493,015      (402,046)     490,968
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                        161,592    366,716     493,004      (402,046)     619,265
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL ASSETS                                             $ 1,739,161 $  101,526  $1,307,341   $  (552,741) $ 2,595,287
                                                         =========== ==========  ==========   ===========  ===========
*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2000 vs December 31, 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   Company    Businesses

        LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                          $ 115,183  $       -   $  62,677     $       -  $   177,860
Notes payable:
  Associated companies                                             -          -           -             -            -
  Other                                                           (1)   267,000         308             -      267,308
Account payable:
  Associated companies                                         6,574         41      16,384       (22,998)           -
  Other                                                      408,774    (13,821)    101,597             -      496,549
Customer deposits                                             10,260          -           -             -       10,260
Taxes accrued                                                 39,751      3,981     (37,598)            -        6,134
Accumulated deferred income taxes                            152,989          -          20             -      153,009
Nuclear refueling outage costs                                (1,007)         -           -             -       (1,007)
Interest accrued                                              43,747        633      (1,374)            -       43,005
Co-owner advances                                                  -          -           -             -            -
Obligations under capital leases                             (21,340)         -           -             -      (21,340)
Other                                                        (37,078)     1,436       1,883       100,917       67,159
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                        717,850    259,269     143,898        77,919    1,198,937
                                                         ----------- ----------  ----------   -----------  -----------

      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                           (107,381)    (5,115)     51,239             -      (61,257)
Accumulated deferred investment tax credits                  (25,595)         -           -             -      (25,595)
Obligations under capital leases                              (3,606)         -          15             -       (3,591)
FERC settlement - refund obligation                           (6,592)         -           -             -       (6,592)
Other regulatory liabilities                                  19,033          -           -             -       19,033
Decommisioning                                                27,104          -      19,151             -       46,255
Transition to competition                                     34,900          -           -             -       34,900
Regulatory reserves                                           18,482          -           -             -       18,482
Accumulated provisions                                        65,789    (57,942)    102,846             -      110,691
Other                                                        468,732     25,040     233,999      (401,661)     326,110
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                        490,865    (38,017)    407,251      (401,661)     458,436
                                                         ----------- ----------  ----------   -----------  -----------

Long-term debt                                               415,664          -     831,555      (35,909)    1,211,310
Preferred stock with sinking fund                             (3,892)         -           -             -       (3,892)
Preference stock                                            (150,000)         -           -             -     (150,000)
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures                 -          -           -             -            -

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                          (3,767)         -           -             -       (3,767)
  Common stock                                                     -         10      15,520       (15,519)          10
       Authorized shares
       Issued shares CY
  Paid-in capital                                                 65     24,319     393,666      (393,729)      24,320
  Retained earnings                                          272,375    404,172    (483,320)      210,944      404,172
  Accumulated other comprehensive income:
    Cumulative foreign currency translation adjustment             -     (5,216)     (5,216)        5,216       (5,216)
    Net unrealized investment gains (losses)                       -          -       3,988             -        3,988
  Less - treasury stock, at cost                                   -    543,011           -             -      543,011

                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                        268,673   (119,726)    (75,363)     (193,089)    (119,504)
                                                         ----------- ----------  ----------   -----------  -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $ 1,739,161 $  101,526  $1,307,341   $  (552,741) $ 2,595,287
                                                         =========== ==========  ==========   ===========  ===========

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Three Months Ended December 31, 2000
(Dollars in thousands)
(Unaudited)
                                                                    U.S.       Parent &    Competitive   Eliminations Consolidated
                                                                  Utilities      Other      Businesses
OPERATING REVENUES:
     Domestic electric                                            $ 1,820,429   $        -      $      -   $    (3,400)  $1,817,029
     Natural gas                                                       69,765            -             -             -       69,765
     Steam products                                                         -            -             -             -            -
     Competitive businesses                                                 -        9,934       757,047       (18,461)     748,521
                                                                  -----------   ----------      --------   -----------   ----------
                         Total                                      1,890,194        9,934       757,047       (21,861)   2,635,315

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for resale   684,496            -       204,669          (302)     888,864
          Purchased power                                             261,282            -       391,828       (20,438)     632,672
                                                                  -----------   ----------      --------   -----------   ----------

     Gross Margin                                                     944,416        9,934       160,550        (1,121)   1,113,779
     Margin %                                                           50.0%       100.0%         21.2%          5.1%        42.3%

          Nuclear refueling outage expenses                            16,887            -             -             -       16,887
          Other operation and maintenance                             430,930       25,750       114,336        (1,715)     569,301
     Decommissioning                                                   10,873            -             -             -       10,873
     Taxes other than income taxes                                     97,799          532         5,667             -      103,997
                                                                  -----------   ----------      --------   -----------   ----------
                         Total                                      1,502,267       26,282       716,500       (22,455)   2,222,594
                                                                  -----------   ----------      --------   -----------   ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION       387,927      (16,348)       40,547           594      412,721
                                                                  -----------   ----------      --------   -----------   ----------
Margin %                                                                20.5%      (164.6%)         5.4%         (2.7%)       15.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                    192,773          934         6,428             -      200,136
     Other regulatory charges (credits)                               (23,630)           -             -             -      (23,630)
     Amortization of rate deferrals                                     4,616            -             -             -        4,616
                                                                  -----------   ----------      --------   -----------   ----------
                        Total                                         173,759          934         6,428             -      181,122
                                                                  -----------   ----------      --------   -----------   ----------

OPERATING INCOME (LOSS)                                               214,168      (17,282)       34,119           594      231,599
                                                                  -----------   ----------      --------   -----------   ----------
Margin %                                                                11.3%      (174.0%)         4.5%         (2.7%)        8.8%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction                7,124            -             -             -        7,124
     Gain/(loss) on sale of assets - net                                  744      (42,500)            -             -      (41,756)
     Miscellaneous - net                                                9,516       17,361         9,215        (2,469)      33,623
                                                                  -----------   ----------      --------   -----------   ----------
                          Total                                        17,384      (25,139)        9,215        (2,469)      (1,009)
                                                                  -----------   ----------      --------   -----------   ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                       119,534            -         3,953             -      123,487
     Other interest - net                                              14,360        4,618         2,304        (1,875)      19,408
     Distributions on preferred securities of subsidiaries              4,709            -             -             -        4,709
     Allowance for borrowed funds used during construction             (5,361)           -             -             -       (5,361)
                                                                  -----------   ----------      --------   -----------   ----------
                         Total                                        133,242        4,618         6,257        (1,875)     142,243
                                                                  -----------   ----------      --------   -----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                                      98,310      (47,039)       37,077             -       88,347

INCOME TAXES                                                           45,027      (18,511)       11,788             -       38,304
                                                                  -----------   ----------      --------   -----------   ----------

CONSOLIDATED NET INCOME (LOSS)                                         53,283      (28,528)       25,289             -       50,043

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                               6,735            -             -             -        6,735
                                                                  -----------   ----------      --------   -----------   ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                         $   46,548    $ (28,528)     $ 25,289     $       -   $   43,308
                                                                  ===========   ==========      ========   ===========   ==========
Margin %                                                                 2.5%      (287.2%)         3.3%             -         1.6%

EARNINGS PER AVERAGE COMMON SHARE:
   BASIC                                                                $0.21       ($0.13)        $0.12                      $0.20
   DILUTED                                                              $0.20       ($0.13)        $0.12                      $0.19
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
   BASIC                                                                                                                219,582,366
   DILUTED                                                                                                              223,919,460

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Three Months Ended December 31, 1999
(Dollars in thousands)
(Unaudited)
                                                                        U.S.     Parent &  Competitive  Eliminations Consolidated
                                                                      Utilities    Other    Businesses
OPERATING REVENUES:
     Domestic electric                                                $1,405,577   $      -    $      -      $ (5,093)  $1,400,484
     Natural gas                                                          32,034          -           -             -       32,034
     Steam products                                                            -          -           -             -            -
     Competitive businesses                                                    -          -     322,695        (2,844)     319,851
                                                                      ----------   --------    --------     ---------   ----------
                         Total                                         1,437,611          -     322,695        (7,937)   1,752,369

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for resale      497,306          -     107,514             -      604,820
          Purchased power                                                116,611          -     141,245        (5,853)     252,003
                                                                      ----------   --------    --------     ---------   ----------

     Gross Margin                                                        823,694          -      73,936        (2,084)     895,546
     Margin %                                                              57.3%          -       22.9%         26.3%        51.1%

          Nuclear refueling outage expenses                               19,642          -           -             -       19,642
          Other operation and maintenance                                419,084      7,614      85,699        (2,529)     509,868
     Decommissioning                                                      10,984          -           -             -       10,984
     Taxes other than income taxes                                        81,830         77      (1,772)            -       80,135
                                                                      ----------   --------    --------     ---------   ----------
                         Total                                         1,145,457      7,691     332,686        (8,382)   1,477,452
                                                                      ----------   --------    --------     ---------   ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                         292,154     (7,691)     (9,991)          445      274,917
                                                                      ----------   --------    --------     ---------   ----------
Margin %                                                                   20.3%          -       (3.1%)        (5.6%)       15.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                       172,866        315       2,535             -      175,716
     Other regulatory charges (credits)                                    4,800          -           -             -        4,800
     Amortization of rate deferrals                                        7,724          -           -             -        7,724
                                                                      ----------   --------    --------     ---------   ----------
                        Total                                            185,390        315       2,535             -      188,240
                                                                      ----------   --------    --------     ---------   ----------

OPERATING INCOME (LOSS)                                                  106,763     (8,006)    (12,526)          445       86,677
                                                                      ----------   --------    --------     ---------   ----------
Margin %                                                                    7.4%          -       (3.9%)        (5.6%)        4.9%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction                   8,655          -           -             -        8,655
     Gain/(loss) on sale of assets - net                                     535          2       9,500             -       10,037
     Miscellaneous - net                                                  11,416      8,386      47,582        (2,055)      65,329
                                                                      ----------   --------    --------     ---------   ----------
                          Total                                           20,606      8,388      57,082        (2,055)      84,021
                                                                      ----------   --------    --------     ---------   ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                          117,568          -           -             -      117,568
     Other interest - net                                                 17,469        442       7,766        (1,610)      24,068
     Distributions on preferred securities of subsidiaries                 4,709          -           -             -        4,709
     Allowance for borrowed funds used during construction                (6,115)         -           -             -       (6,115)
                                                                      ----------   --------    --------     ---------   ----------
                         Total                                           133,631        442       7,766        (1,610)     140,230
                                                                      ----------   --------    --------     ---------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                                         (6,262)       (60)     36,790             -       30,468

INCOME TAXES                                                             (10,045)    24,118         191             -       14,264
                                                                      ----------   --------    --------     ---------   ----------

CONSOLIDATED NET INCOME (LOSS)                                             3,783    (24,178)     36,599             -       16,204

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                                 11,922          -           -             -       11,922
                                                                      ----------   --------    --------     ---------   ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                              $ (8,139)  $(24,178)   $ 36,599      $      -     $  4,282
                                                                      ==========   ========    ========     =========   ==========
Margin %                                                                   (0.6%)         -       11.3%             -         0.2%

EARNINGS PER AVERAGE COMMON SHARE:
   BASIC                                                                  ($0.03)    ($0.10)      $0.15                      $0.02
   DILUTED                                                                ($0.03)    ($0.10)      $0.15                      $0.02
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
   BASIC                                                                                                               240,930,695
   DILUTED                                                                                                             241,065,885

*Totals may not foot due to rounding.




Entergy Corporation

Consolidating Income Statement
Three Months Ended December 31, 2000 vs. 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                                       U.S.     Parent &   Competitive  Eliminations Consolidated
                                                                    Utilities     Other     Businesses
OPERATING REVENUES:
     Domestic electric                                                $414,852      $    -    $      -   $    1,693    $  416,545
     Natural gas                                                        37,731           -           -            -        37,731
     Steam products                                                          -           -           -            -             -
     Competitive businesses                                                  -       9,934     434,352      (15,617)      428,670
                                                                     ---------    --------    --------    ---------    ----------
                         Total                                         452,583       9,934     434,352      (13,924)      882,946

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for resale    187,190           -      97,155         (302)      284,044
          Purchased power                                              144,671           -     250,583      (14,585)      380,669
                                                                     ---------    --------    --------    ---------    ----------

     Gross Margin                                                      120,722       9,934      86,614          963       218,233
     Margin %                                                            (7.3%)     100.0%       (1.7%)      (21.1%)        (8.8%)

          Nuclear refueling outage expenses                             (2,755)          -           -            -        (2,755)
          Other operation and maintenance                               11,846      18,136      28,637          814        59,433
     Decommissioning                                                      (111)          -           -            -          (111)
     Taxes other than income taxes                                      15,969         455       7,439            -        23,862
                                                                     ---------    --------    --------    ---------    ----------
                         Total                                         356,810      18,591     383,814      (14,073)      745,142
                                                                     ---------    --------    --------    ---------    ----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                        95,773      (8,657)     50,538          149       137,804
                                                                     ---------    --------    --------    ---------    ----------
Margin %                                                                  0.2%     (164.6%)       8.5%         2.9%        (0.0%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                      19,907         619       3,893            -        24,420
     Other regulatory charges (credits)                                (28,430)          -           -            -       (28,430)
     Amortization of rate deferrals                                     (3,108)          -           -            -        (3,108)
                                                                     ---------    --------    --------    ---------    ----------
                        Total                                          (11,631)        619       3,893            -        (7,118)
                                                                     ---------    --------    --------    ---------    ----------

OPERATING INCOME (LOSS)                                                107,404      (9,276)     46,645          149       144,922
                                                                     ---------    --------    --------    ---------    ----------
Margin %                                                                  3.9%     (174.0%)       8.4%         2.9%          3.8%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction                (1,531)          -           -            -        (1,531)
     Gain/(loss) on sale of assets - net                                   209     (42,502)     (9,500)           -       (51,793)
     Miscellaneous - net                                                (1,900)      8,975     (38,367)        (414)      (31,706)
                                                                     ---------    --------    --------    ---------    ----------
                          Total                                         (3,222)    (33,527)    (47,867)        (414)      (85,030)
                                                                     ---------    --------    --------    ---------    ----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                          1,966           -       3,953            -         5,919
     Other interest - net                                               (3,109)      4,176      (5,462)        (265)       (4,660)
     Distributions on preferred securities of subsidiaries                   -           -           -            -             -
     Allowance for borrowed funds used during construction                 754           -           -            -           754
                                                                     ---------    --------    --------    ---------    ----------
                         Total                                            (389)      4,176      (1,509)        (265)        2,013
                                                                     ---------    --------    --------    ---------    ----------

INCOME (LOSS) BEFORE INCOME TAXES                                      104,571     (46,979)        287            -        57,879

INCOME TAXES                                                            55,072     (42,629)     11,597            -        24,040
                                                                     ---------    --------    --------    ---------    ----------

CONSOLIDATED NET INCOME (LOSS)                                          49,499      (4,350)    (11,310)           -        33,839

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                               (5,187)          -           -            -        (5,187)
                                                                     ---------    --------    --------    ---------    ----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                           $  54,686    $ (4,350)   $(11,310)   $       -      $ 39,026
                                                                     =========    ========    ========    =========    ==========
Margin %                                                                  3.0%     (287.2%)      (8.0%)           -          1.4%

EARNINGS PER AVERAGE COMMON SHARE:
   BASIC                                                                 $0.24      ($0.03)     ($0.03)           -         $0.18
   DILUTED                                                               $0.23      ($0.03)     ($0.03)           -         $0.17

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Year to Date December 31, 2000
(Dollars in thousands)
(Unaudited)
                                                                        U.S.     Parent &  Competitive  Eliminations Consolidated
                                                                      Utilities    Other    Businesses
OPERATING REVENUES:
     Domestic electric                                                $7,235,726  $       -    $      -    $  (16,039)  $7,219,686
     Natural gas                                                         165,872          -           -             -      165,872
     Steam products                                                            -          -           -             -            -
     Competitive businesses                                                    -     32,449   2,645,960       (47,819)   2,630,590
                                                                      ----------  ---------  ----------    ----------  -----------
                         Total                                         7,401,598     32,449   2,645,960       (63,858)  10,016,148

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for resale    2,231,297          -     415,277          (739)   2,645,835
          Purchased power                                                928,220          -   1,787,756       (53,095)   2,662,881
                                                                      ----------  ---------  ----------    ----------  -----------

     Gross Margin                                                      4,242,081     32,449     442,927       (10,024)   4,707,432
     Margin %                                                              57.3%     100.0%       16.7%         15.7%        47.0%

          Nuclear refueling outage expenses                               70,511          -           -             -       70,511
          Other operation and maintenance                              1,501,022     71,746     340,496       (11,951)   1,901,314
     Decommissioning                                                      39,484          -           -             -       39,484
     Taxes other than income taxes                                       358,364      1,586      10,394             -      370,344
                                                                      ----------  ---------  ----------    ----------  -----------
                         Total                                         5,128,898     73,332   2,553,923       (65,785)   7,690,369
                                                                      ----------  ---------  ----------    ----------  -----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                       2,272,700    (40,883)     92,037         1,927    2,325,779
                                                                      ----------  ---------  ----------    ----------  -----------
Margin %                                                                   30.7%    (126.0%)       3.5%         (3.0%)       23.2%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                       730,660      3,278      12,187             -      746,125
     Other regulatory charges (credits)                                    3,681          -           -             -        3,681
     Amortization of rate deferrals                                       30,392          -           -             -       30,392
                                                                      ----------  ---------  ----------    ----------  -----------
                        Total                                            764,733      3,278      12,187             -      780,198
                                                                      ----------  ---------  ----------    ----------  -----------

OPERATING INCOME (LOSS)                                                1,507,967    (44,161)     79,850         1,927    1,545,581
                                                                      ----------  ---------  ----------    ----------  -----------
Margin %                                                                   20.4%    (136.1%)       3.0%         (3.0%)       15.4%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction                  32,022          -           -             -       32,022
     Gain/(loss) on sale of assets - net                                   2,337    (42,497)     19,694             -      (20,466)
     Miscellaneous - net                                                  26,760     84,423      90,190       (11,244)     190,129
                                                                      ----------  ---------  ----------    ----------  -----------
                          Total                                           61,119     41,926     109,884       (11,244)     201,685
                                                                      ----------  ---------  ----------    ----------  -----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                          473,550          -       4,332          (810)     477,071
     Other interest - net                                                 46,882     22,103      25,156        (8,507)      85,635
     Distributions on preferred securities of subsidiaries                18,838          -           -             -       18,838
     Allowance for borrowed funds used during construction               (24,114)         -           -             -      (24,114)
                                                                      ----------  ---------  ----------    ----------  -----------
                         Total                                           515,156     22,103      29,488        (9,317)     557,430
                                                                      ----------  ---------  ----------    ----------  -----------

INCOME (LOSS) BEFORE INCOME TAXES                                      1,053,930    (24,338)    160,246             -    1,189,836

INCOME TAXES                                                             435,667    (12,927)     56,181             -      478,921
                                                                      ----------  ---------  ----------    ----------  -----------

CONSOLIDATED NET INCOME (LOSS)                                           618,263    (11,411)    104,065             -      710,915

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                                 31,621          -           -             -       31,621
                                                                      ----------  ---------  ----------    ----------  -----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                             $ 586,642   $(11,411)   $104,065    $        -     $679,294
                                                                      ==========  =========  ==========    ==========  ===========
Margin %                                                                    7.9%     (35.2%)       3.9%             -         6.8%

EARNINGS PER AVERAGE COMMON SHARE:
   BASIC                                                                   $2.59     ($0.05)      $0.46                      $3.00
   DILUTED                                                                 $2.56     ($0.05)      $0.46                      $2.97
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
   BASIC                                                                                                               226,580,449
   DILUTED                                                                                                             228,541,307

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Income Statement
Year to Date December 31, 1999
(Dollars in thousands)
(Unaudited)
                                                                        U.S.     Parent &  Competitive  Eliminations Consolidated
                                                                      Utilities    Other    Businesses

OPERATING REVENUES:
     Domestic electric                                                $6,288,416   $      -    $      -   $   (17,002) $ 6,271,414
     Natural gas                                                         110,355          -           -             -      110,355
     Steam products                                                       15,852          -           -             -       15,852
     Competitive businesses                                                    -          -   2,392,421       (16,814)   2,375,607
                                                                      ----------  ---------  ----------    ----------  -----------
                         Total                                         6,414,623          -   2,392,421       (33,816)   8,773,228

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for resale    1,672,075          -     411,519          (719)   2,082,875
          Purchased power                                                693,202          -   1,771,128       (21,846)   2,442,484
                                                                      ----------  ---------  ----------    ----------  -----------

     Gross Margin                                                      4,049,346          -     209,774       (11,251)   4,247,869
     Margin %                                                              63.1%          -        8.8%         33.3%        48.4%

          Nuclear refueling outage expenses                               76,057          -           -             -       76,057
          Other operation and maintenance                              1,405,208     58,938     254,695       (13,297)   1,705,545
     Decommissioning                                                      45,988          -           -             -       45,988
     Taxes other than income taxes                                       334,834        588       3,862             -      339,284
                                                                      ----------  ---------  ----------    ----------  -----------
                         Total                                         4,227,364     59,526   2,441,204       (35,862)   6,692,233
                                                                      ----------  ---------  ----------    ----------  -----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                       2,187,259    (59,526)    (48,783)        2,046    2,080,995
                                                                      ----------  ---------  ----------    ----------  -----------
Margin %                                                                   34.1%          -       (2.0%)        (6.1%)       23.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                       686,194      1,438      11,249             -      698,881
     Other regulatory charges (credits)                                   14,833          -           -             -       14,833
     Amortization of rate deferrals                                      115,627          -           -             -      115,627
                                                                      ----------  ---------  ----------    ----------  -----------
                        Total                                            816,654      1,438      11,249             -      829,341
                                                                      ----------  ---------  ----------    ----------  -----------

OPERATING INCOME (LOSS)                                                1,370,605    (60,964)    (60,032)        2,046    1,251,654
                                                                      ----------  ---------  ----------    ----------  -----------
Margin %                                                                   21.4%          -       (2.5%)        (6.1%)       14.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction                  29,291          -           -             -       29,291
     Gain/(loss) on sale of assets - net                                   2,046       (833)     70,712             -       71,926
     Miscellaneous - net                                                  39,573     39,421      81,015        (5,586)     154,423
                                                                      ----------  ---------  ----------    ----------  -----------
                          Total                                           70,910     38,588     151,727        (5,586)     255,640
                                                                      ----------  ---------  ----------    ----------  -----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                          474,645          -       2,232             -      476,877
     Other interest - net                                                 65,645      6,143      14,223        (3,540)      82,471
     Distributions on preferred securities of subsidiaries                18,838          -           -             -       18,838
     Allowance for borrowed funds used during construction               (22,585)         -           -             -      (22,585)
                                                                      ----------  ---------  ----------    ----------  -----------
                         Total                                           536,543      6,143      16,455        (3,540)     555,601
                                                                      ----------  ---------  ----------    ----------  -----------

INCOME (LOSS) BEFORE INCOME TAXES                                        904,972    (28,519)     75,240             -      951,693

INCOME TAXES                                                             351,448     19,161     (13,942)            -      356,667
                                                                      ----------  ---------  ----------    ----------  -----------

CONSOLIDATED NET INCOME (LOSS)                                           553,524    (47,680)     89,182             -      595,026

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                                 42,567          -           -             -       42,567
                                                                      ----------  ---------  ----------    ----------  -----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                             $ 510,957   $(47,680)  $  89,182     $       -    $ 552,459
                                                                      ==========  =========  ==========    ==========  ===========
Margin %                                                                    8.0%          -        3.7%             -         6.3%

EARNINGS PER AVERAGE COMMON SHARE:
   BASIC                                                                   $2.08     ($0.19)      $0.36                      $2.25
   DILUTED                                                                 $2.08     ($0.19)      $0.36                      $2.25
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
   BASIC                                                                                                               245,127,460
   DILUTED                                                                                                             245,326,883

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Year to Date December 31, 2000 vs. 1999
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                                       U.S.     Parent &   Competitive  Eliminations Consolidated
                                                                    Utilities     Other     Businesses
OPERATING REVENUES:
     Domestic electric                                               $ 947,310     $     -     $     -   $      963    $  948,272
     Natural gas                                                        55,517           -           -            -        55,517
     Steam products                                                    (15,852)          -           -            -       (15,852)
     Competitive businesses                                                  -      32,449     253,539      (31,005)      254,983
                                                                    ----------   ---------  ----------   ----------   -----------
                         Total                                         986,975      32,449     253,539      (30,042)    1,242,920

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas purchased for resale    559,222           -       3,758          (20)      562,960
          Purchased power                                              235,018           -      16,628      (31,249)      220,397
                                                                    ----------   ---------  ----------   ----------   -----------

     Gross Margin                                                      192,735      32,449     233,153        1,227       459,563
     Margin %                                                            (5.8%)     100.0%        8.0%       (17.6%)        (1.4%)

          Nuclear refueling outage expenses                             (5,546)          -           -            -        (5,546)
          Other operation and maintenance                               95,814      12,808      85,801        1,346       195,769
     Decommissioning                                                    (6,504)          -           -            -        (6,504)
     Taxes other than income taxes                                      23,530         998       6,532            -        31,060
                                                                    ----------   ---------  ----------   ----------   -----------
                         Total                                         901,534      13,806     112,719      (29,923)      998,136
                                                                    ----------   ---------  ----------   ----------   -----------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                                        85,441      18,643     140,820         (119)      244,784
                                                                    ----------   ---------  ----------   ----------   -----------
Margin %                                                                 (3.4%)    (126.0%)       5.5%         3.0%        (0.5%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                                      44,466       1,840         938            -        47,244
     Other regulatory charges (credits)                                (11,152)          -           -            -       (11,152)
     Amortization of rate deferrals                                    (85,235)          -           -            -       (85,235)
                                                                    ----------   ---------  ----------   ----------   -----------
                        Total                                          (51,921)      1,840         938            -       (49,143)
                                                                    ----------   ---------  ----------   ----------   -----------

OPERATING INCOME (LOSS)                                                137,362      16,803     139,882         (119)      293,927
                                                                    ----------   ---------  ----------   ----------   -----------
Margin %                                                                 (1.0%)    (136.1%)       5.5%         3.0%          1.2%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during construction                 2,731           -           -            -         2,731
     Gain/(loss) on sale of assets - net                                   291     (41,664)    (51,018)           -       (92,392)
     Miscellaneous - net                                               (12,813)     45,002       9,175       (5,658)       35,706
                                                                    ----------   ---------  ----------   ----------   -----------
                          Total                                         (9,791)      3,338     (41,843)      (5,658)      (53,955)
                                                                    ----------   ---------  ----------   ----------   -----------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                                         (1,095)          -       2,100         (810)          194
     Other interest - net                                              (18,763)     15,960      10,933       (4,967)        3,164
     Distributions on preferred securities of subsidiaries                   -           -           -            -             -
     Allowance for borrowed funds used during construction              (1,529)          -           -            -        (1,529)
                                                                    ----------   ---------  ----------   ----------   -----------
                         Total                                         (21,387)     15,960      13,033       (5,777)        1,829
                                                                    ----------   ---------  ----------   ----------   -----------

INCOME (LOSS) BEFORE INCOME TAXES                                      148,958       4,181      85,006            -       238,143

INCOME TAXES                                                            84,219     (32,088)     70,123            -       122,254
                                                                    ----------   ---------  ----------   ----------   -----------

CONSOLIDATED NET INCOME (LOSS)                                          64,739      36,269      14,883            -       115,889

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                                              (10,946)          -           -            -       (10,946)
                                                                    ----------   ---------  ----------   ----------   -----------

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK                          $   75,685   $  36,269   $  14,883    $       -      $126,835
                                                                    ==========   =========  ==========   ==========   ===========
Margin %                                                                 (0.0%)     (35.2%)       0.2%            -          0.5%

EARNINGS PER AVERAGE COMMON SHARE:
   BASIC                                                                 $0.51       $0.14       $0.10            -         $0.75
   DILUTED                                                               $0.48       $0.14       $0.10            -         $0.72

*Totals may not foot due to rounding.


Entergy Corporation

U. S. Utility Electric Energy Sales & Customers

                         Three Months Ended December
                                                             % Weather
                                    2000      1999      %     Adjusted
                                  (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                    7,055     6,357    11.0      (1.5)
     Commercial                     5,920     5,638     5.0       1.7
     Governmental                     639       632     1.1      (0.1)
     Industrial                    11,070    11,209    (1.2)     (1.2)
                                   ------    ------
       Total to Ultimate Customers 24,684    23,836     3.6      (0.6)
     Wholesale                      2,913     2,323    25.4
                                   ------    ------
                Total Sales        27,597    26,159     5.5
                                   ======    ======



                         Year to Date December
                                                               % Weather
                                     2000      1999      %     Adjusted
                                   (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                    31,998    30,631     4.5       0.6
     Commercial                     24,657    23,775     3.7       2.4
     Governmental                    2,605     2,564     1.6       1.0
     Industrial                     43,956    43,549     0.9       0.9
                                   -------   -------
       Total to Ultimate Customers 103,216   100,519     2.7       1.2
     Wholesale                       9,794     9,714     0.8
                                   -------   -------
                Total Sales        113,010   110,233     2.5
                                   =======   =======



                                December

                                        2000        1999       %

ELECTRIC CUSTOMERS (YEAR TO DATE AVERAGE):
     Residential                     2,205,539   2,180,248    1.2
     Commercial                        289,427     282,155    2.6
     Governmental                       14,350      13,986    2.6
     Industrial                         42,016      42,214   (0.5)
                                     ---------   ---------
       Total to Ultimate Customers   2,551,332   2,518,603    1.3
     Wholesale                              37          43  (14.0)
                                     ---------   ---------
       Total Sales                   2,551,369   2,518,646    1.3
                                     =========   =========